                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            POLARIS INDUSTRIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 [POLARIS LOGO]

POLARIS INDUSTRIES INC.                                    2100 Highway 55
                                                           Medina, Minnesota
                                                           55340
                                                           763-542-0500
                                                           Fax: 763-542-0599

                                                                  March 23, 2001

Dear Fellow Shareholder:

     The Board of Directors of Polaris Industries Inc. joins me in extending a cordial invitation to attend our 2001 Annual Meeting of Shareholders which will be held at our corporate headquarters, 2100 Highway 55, Medina, Minnesota 55340, on Thursday, May 3, 2001 at 9:00 a.m. local time.

     In addition to voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, we will review Polaris' 2000 business and discuss our direction for the coming years. There will also be an opportunity, after conclusion of the formal business of the meeting, to discuss other matters of interest to you as a shareholder.

     It is important that your shares be represented at the meeting whether or not you plan to attend in person. Please vote by returning your signed proxy card in the envelope provided or by using the phone or on-line voting options indicated on the proxy card. If you do attend the meeting and desire to vote in person, you may do so even though you have previously sent a proxy.

     We hope that you will be able to attend the meeting and we look forward to seeing you.

                                          Sincerely,

                                          /s/ W. HALL WENDEL, JR.

                                          W. Hall Wendel, Jr.
                                          Chairman of the Board

Enclosures

                            POLARIS INDUSTRIES INC.
                                2100 HIGHWAY 55
                            MEDINA, MINNESOTA 55340

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         ------------------------------

     Polaris Industries Inc. will hold its 2001 Annual Meeting of Shareholders at its corporate headquarters located at 2100 Highway 55, Medina, Minnesota 55340, on Thursday, May 3, 2001. The meeting will begin at 9:00 a.m. local time. At the meeting, we will:

     1. Elect three directors for three year terms ending in 2004;

     2. Elect two directors for one year terms ending in 2002;

     3. Approve amendments to the Polaris Industries Inc. 1995 Stock Option
        Plan;

     4. Approve amendments to the Polaris Industries Inc. 1996 Restricted Stock Plan; and

     5. Consider any other business properly presented at the meeting.

                                          By Order of the Board of Directors

                                          /s/ MICHAEL W. MALONE

                                          Michael W. Malone
                                          Vice President-Finance,
                                          Chief Financial Officer and Secretary

                            YOUR VOTE IS IMPORTANT.

     Whether or not you plan to attend the meeting, we urge you to vote as soon as possible by telephone, Internet or mail.

                            POLARIS INDUSTRIES INC.
                                2100 HIGHWAY 55
                            MEDINA, MINNESOTA 55340

                         ------------------------------

                                PROXY STATEMENT

                         ------------------------------

                             QUESTIONS AND ANSWERS

Q:     WHO CAN VOTE?

A: You can vote if you were a shareholder at the close of business on the record date of March 13, 2001. There were 23,517,465 common shares outstanding on March 13, 2001.

Q:     WHAT AM I VOTING ON?

A:     You are voting on:

       (1) The election of three nominees as directors for three year terms ending in 2004. The Board of Directors' nominees are Andris A. Baltins, Thomas C. Tiller and J. Richard Stonesifer.

       (2) The election of two nominees as directors for one year terms ending in 2002. The Board of Directors' nominees are William E. Fruhan, Jr. and R. M. (Mark) Schreck.

       (3) The approval of amendments to the Polaris Industries Inc. 1995 Stock Option Plan.

       (4) The approval of amendments to the Polaris Industries Inc. 1996 Restricted Stock Plan.

       The three nominees for director for terms ending in 2004 who receive the affirmative vote of a majority of the shares present and entitled to vote will be elected. The two nominees for director for terms ending in 2002 who receive the affirmative vote of a majority of the shares present and entitled to vote will be elected. For any other proposal to be approved, the affirmative vote of a majority of the shares present and entitled to vote must be cast in favor of the proposal.

Q:     HOW WILL THE PROXIES VOTE ON ANY OTHER BUSINESS BROUGHT UP AT THE
       MEETING?

A: By submitting your proxy card, you authorize the proxies to use their judgement to determine how to vote on any other matter brought before the annual meeting. The Company does not know of any other business to be considered at the annual meeting.

       The proxies' authority to vote according to their judgment applies only to shares you own as the shareholder of record.

Q:     HOW DO I CAST MY VOTE?

A: If you are a shareholder whose shares are registered in your name, you may vote your shares in person at the annual meeting or by using one of the three following methods:

       - Vote by phone, by dialing 1-800-240-6326 and following the instructions for telephone voting shown on the enclosed proxy card.

       - Vote by Internet, by going to the web address http://www.eproxy.com/pii/ and following the instructions for Internet voting shown on the enclosed proxy card.

       - Vote by proxy card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by phone or Internet, please do not mail your proxy card.

       If you are a street-name shareholder (meaning that your shares are registered in the name of your bank or broker), you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

       Whichever method you use, the proxies identified on the back of the proxy card will vote the shares of which you are the shareholder of record in accordance with your instructions. If you submit a proxy card without giving specific voting instructions, the proxies will vote those shares as recommended by the Board of Directors.

Q:     HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A: The Board recommends you vote for the election of each nominee. The Board recommends you vote in favor of the amendments to the Polaris Industries Inc. 1995 Stock Option Plan and the amendments to the Polaris Industries Inc. 1996 Restricted Stock Plan.

Q:     CAN I REVOKE OR CHANGE MY VOTE?

A:     You can revoke your proxy at any time before it is voted by:

       - Submitting a new proxy with a more recent date than that of the first proxy given by (1) following the telephone voting instructions or (2) following the Internet voting instructions or (3) completing, signing, dating and returning a new proxy card to the Company;

       - Giving written notice before the meeting to the Secretary of the Company, stating that you are revoking your proxy; or

       - Attending the meeting and voting your shares in person.

       Unless you decide to vote your shares in person, you should revoke your prior proxy in the same way you initially submitted it -- that is, by telephone, Internet or mail.

Q:     WHO WILL COUNT THE VOTES?

A: Wells Fargo Bank Minnesota, N.A., the independent proxy tabulator used by the Company, will count the votes. A representative of Wells Fargo Bank Minnesota, N.A. and Scott Swenson, the Treasurer of the Company, will act as inspectors of election for the meeting.

Q:     IS MY VOTE CONFIDENTIAL?

A: All proxy cards and all vote tabulations that identify an individual shareholder are confidential. Your vote will not be disclosed except:

       - To allow Wells Fargo Bank Minnesota, N.A. to tabulate the vote;

       - To allow Scott Swenson, Treasurer of the Company, and a representative of Wells Fargo Bank Minnesota, N.A. to certify the results of the vote; and

       - To meet applicable legal requirements.

Q:     WHAT IS A "QUORUM"?

A: A quorum is the number of shares that must be present to have the annual meeting. The quorum requirement for the annual meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid proxy card or attend the annual meeting, your shares will be counted to determine whether there is a quorum.

       Abstentions and broker non-votes count toward the quorum. "Broker non-votes" occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instruments from the beneficial owners at least ten days before the meeting and do not have discretionary voting authority to vote those shares.

Q:     WILL BROKER NON-VOTES OR ABSTENTIONS AFFECT THE VOTING RESULTS?

A: Although abstentions and broker non-votes count for quorum purposes, a properly executed proxy marked "WITHHOLD" with respect to the election of director nominees will not be considered present in person or by proxy and entitled to vote on that item of business. For any other item of business that properly comes before the meeting, a properly executed proxy marked "ABSTAIN" will respect to any such matter will be considered present in person or by proxy and entitled to vote. Accordingly, an abstention will have the effect of a negative vote.

Q:     WHAT SHARES ARE INCLUDED ON MY PROXY CARD?

A: Your proxy card represents all shares registered to your account in the same social security number and address, including any full and fractional shares you own under the Polaris Restricted Stock Plan, the Polaris Employee Stock Ownership Plan and the Polaris 401(k) Retirement Saving Plan.

Q: HOW ARE POLARIS COMMON SHARES IN THE POLARIS 401(K) RETIREMENT SAVINGS PLAN VOTED?

A: If you hold Polaris common shares through the Polaris 401(k) Retirement Savings Plan, your proxy card will instruct the trustee of the plan how to vote the shares allocated to your plan account. If you do not return your proxy card (or you submit it with an unclear voting designation or with no voting designation at all), then the plan trustee will vote the shares in your account in proportion to the way the other 401(k) Retirement Savings Plan participants vote their shares. Votes under the Polaris 401(k) Retirement Savings Plan receive the same confidentiality as all other votes.

Q:     WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: Your shares are probably registered in more than one account. You should vote each proxy card you receive.

Q:     HOW MANY VOTES CAN I CAST?

A: You are entitled to one vote per share on all matters presented at the meeting.

Q: WHEN ARE SHAREHOLDER PROPOSALS DUE FOR THE 2002 ANNUAL MEETING OF THE SHAREHOLDERS?

A: If you want to present a proposal from the floor at the 2002 annual meeting, you must give the Company written notice of your proposal no later than February 6, 2002. Your notice should be sent to the Secretary, Polaris Industries Inc., 2100 Highway 55, Medina, Minnesota 55340.

       If instead of presenting your proposal at the meeting you want your proposal to be considered for inclusion in next year's proxy statement, you must submit the proposal in writing to the Secretary so it is received at the above address by November 23, 2001.

Q:     HOW IS THIS PROXY SOLICITATION BEING CONDUCTED?

A: Polaris hired D.F. King & Co., Inc. to assist in the distribution of proxy materials and the solicitation of votes for a fee of $8,500, plus out-of-pocket expenses. Polaris will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. In addition, some employees of the Company and its subsidiaries may solicit proxies. D.F. King & Co., Inc. and employees of the Company may solicit proxies in person, by telephone and by mail. No employee of the Company will receive special compensation for these services, which the employees will perform as part of their regular duties.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 1, 2001 by each shareholder known to the Company who then beneficially owned more than 5% of the outstanding shares of Common Stock, each director of the Company, each nominee for director, each executive officer named in the Compensation Table set forth later in this Proxy Statement and all executive officers and directors as a group. As of March 1, 2001, there were 23,577,066 shares of Common Stock outstanding.

                                                                   SHARES
                                                                BENEFICIALLY    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                               OWNED        OF CLASS
------------------------------------                            ------------    --------
Capital Group International, Inc. and Capital Guardian Trust
  Company(1)................................................     2,229,400        9.5%
AIM Funds Management, Inc. (2)..............................     1,379,500        5.9%
W. Hall Wendel, Jr.(3)(4)(5)................................       817,919        3.5%
  Chairman of the Board of Directors
Thomas C. Tiller(4)(5)......................................       325,100        1.4%
  Chief Executive Officer, President and Director
Jeffrey A. Bjorkman(4)(5)...................................        56,213          *
  Vice President -- Operations
John B. Corness(4)..........................................        11,125          *
  Vice President -- Human Resources
Richard R. Pollick(4).......................................         7,920          *
  Vice President -- International
Andris A. Baltins(6)........................................        14,325          *
  Director
Raymond J. Biggs............................................         2,000          *
  Director
Beverly F. Dolan............................................         9,500          *
  Director
William E. Fruhan, Jr.......................................         1,000          *
  Director
Robert S. Moe...............................................       294,000        1.2%
  Director
Gregory R. Palen............................................         8,700          *
  Director
R. M. (Mark) Schreck........................................           700          *
  Director
J. Richard Stonesifer.......................................             0          *
  Director
Bruce A. Thomson............................................             0          *
  Director
Richard A. Zona.............................................         3,250          *
  Director
All directors and executive Officers as a group.............     1,627,286        6.8%
  (17 persons)(3)(4)(5)(6)

-------------------------
* Represents less than 1%.

(1) The address for each of Capital Group International, Inc. ("Capital Group") and Capital Guardian Trust Company is 11100 Santa Monica Boulevard, Los Angeles, California, 90025-3384. Capital Guardian Trust Company, a wholly owned subsidiary of Capital Group, has sole voting power with respect to 1,493,700 shares and sole dispositive power with respect to 1,976,100 shares. Capital International Research and Management, Inc., dba Capital International, Inc., a registered investment adviser and a wholly owned subsidiary of Capital Group, has sole voting power and sole dispositive power with respect to 253,300 shares. Each of Capital Group and Capital Guardian Trust Company has disclaimed all beneficial ownership of such shares. The information set forth herein is based on Amendment No. 3 to the joint statement on Schedule 13G dated February 9, 2001 filed by Capital Group and Capital Guardian Trust Company with the Securities and Exchange Commission.

(2) The address of AIM Funds Management, Inc. is 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7. AIM has shared voting power and shared dispositive power with respect to the 1,379,500 shares. The information set forth herein is based on the Schedule 13G dated January 30, 2001 filed by AIM Funds Management, Inc. with the Securities and Exchange Commission.

(3) Mr. Wendel's address is 2100 Highway 55, Medina, Minnesota 55340. Includes 27,666 shares held in the Wendel Foundation of which Mr. Wendel is an officer and trustee and for which he shares voting power and dispositive power.

(4) Includes 38,310, 75,000, 14,070, 11,125 and 7,920 restricted shares of
    Common Stock awarded to Messrs. Wendel, Tiller, Bjorkman, Corness and Pollick, respectively, and 163,430 aggregate restricted shares of Common Stock awarded to all executive officers as a group under the Polaris Industries Inc. 1996 Restricted Stock Plan. An aggregate of 111,395 restricted shares become freely tradeable only upon the Company achieving certain compounded earnings growth targets within a four year period and an aggregate of 52,035 restricted shares become freely tradeable three years after the date of issuance provided that the holder continues to be an employee of the Company.

(5) Includes 99,500, 250,000 and 20,800 shares subject to stock options that were granted to Messrs. Wendel, Tiller and Bjorkman, respectively, and 399,220 aggregate shares subject to stock options that were granted to all executive officers as a group under the Polaris Industries Inc. 1995 Stock Option Plan which are or will become vested and exercisable on or before May 23, 2001.

(6) Other members of the law firm of Kaplan, Strangis and Kaplan, P.A., of which Mr. Baltins is a member and which serves of counsel to the Company, beneficially own 31,056 shares.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of twelve directors divided into three classes. One class is elected at each annual meeting of shareholders to serve for a three-year term. At the 2001 Annual Meeting, the terms of the Class I directors, Messrs. Baltins, Tiller, Thomson and Stonesifer, are expiring. Mr. Thomson, currently a Class I director, is not standing for reelection. Messrs. Biggs and Dolan, currently Class II directors, have decided not to serve as directors after the 2001 Annual Meeting. The terms of Mr. Fruhan, currently a Class II director, and Mr. Schreck, currently a Class III director, are also expiring. Messrs. Fruhan and Schreck have been nominated to fill the Class II vacancies that will be created by Messrs. Biggs and Dolan's decision to resign. They have consented to serve a one-year term. Other incumbent directors are not up for election this year and will continue in office for the remainder of their terms. After the 2001 Annual Meeting, assuming the election of all nominees, the Board will consist of nine directors divided into three equal classes. There are no family relationships between or among any executive officers or directors of the Company.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Board of Directors proposes that the following nominees, all of whom are currently serving as Class I directors, be elected as Class I directors for a term of three years and until their successors are duly elected and qualified:

                               Andris A. Baltins
                                Thomas C. Tiller
                             J. Richard Stonesifer

     Except where authority has been withheld by a shareholder, the enclosed proxy will be voted for the election of the three nominees as Class I directors of the Company. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT THE NOMINEES AS CLASS I DIRECTORS OF THE COMPANY.

     In the event any or all of the nominees shall become unavailable to serve as a director before election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors.

                                   PROPOSAL 2
                             ELECTION OF DIRECTORS

     The Board of Directors proposes that the following nominees, both of whom are currently serving as either a Class II or Class III director, be elected as Class II directors for a term of one year and until their successors are duly elected and qualified:

                             William E. Fruhan, Jr.
                              R. M. (Mark) Schreck

     Except where authority has been withheld by a shareholder, the enclosed proxy will be voted for the election of the two nominees as Class II directors of the Company. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT THE NOMINEES AS CLASS II DIRECTORS OF THE COMPANY.

     In the event any or all of the nominees shall become unavailable to serve as a director before election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

                   DIRECTORS STANDING FOR ELECTION -- CLASS I

[ANDRIS A. BALTINS            ANDRIS A. BALTINS          Director since 1994
  PHOTO]
                              Mr. Baltins, 55, has been a member of the law firm of
                              Kaplan, Strangis and Kaplan, P.A. since 1979. He is a
                              director of AOA Holding, LLC, AOA Capital Corp and Adams
                              Outdoor Advertising, Inc., the managing general partner of
                              Adams Outdoor Advertising Limited Partnership, which
                              entities, directly and indirectly, own and operate an
                              outdoor advertising business. Mr. Baltins is also a director of various private and non-profit corporations. Mr. Baltins serves on the Audit Committee and the Compensation Committee of the Board of Directors of the Company.

[THOMAS C. TILLER PHOTO]      THOMAS C. TILLER          Director since 1998

                              of the Company and was the President and Chief Operating
                              Officer of the Company from July 15, 1998 to May 20, 1999.
                              From 1983 to 1998, Mr. Tiller held a number of design,
                              marketing and plant management positions with General
                              Electric Corporation, most recently as Vice President and
                              General Manager of G.E. Silicones. Mr. Tiller serves on the
                              Executive Committee of the Board of Directors of the
                              Company.

[J. RICHARD STONESIFER        J. RICHARD STONESIFER          Director since 2000
  PHOTO]
                              Mr. Stonesifer, 65, was the President and Chief Executive
                              Officer of GE Appliances from 1992 through 1996. Since 1996,
                              Mr. Stonesifer has owned his own company, a management
                              consulting firm. Mr. Stonesifer serves as a director and
                              member of the compensation committee of Aftermarket
                              Technology Corp., a remanufacturer of automotive assemblies, and as a director and member of the compensation committee of Potomac Resources, a private company.

                                  DIRECTORS STANDING FOR ELECTION -- CLASS II

[WILLIAM E. FRUHAN, JR.   WILLIAM E. FRUHAN, JR.          Director since 2000
  PHOTO]
                          Mr. Fruhan, 58, has been the Professor of Business Administration at Harvard Business
                          School since 1979. Mr. Fruhan also serves as a director of SCI Systems, Inc., a contract manufacturer of electronic components. He also serves as a director of various private corporations, including PQ Corporation, Targeted Marketing Systems,
                          Inc., and e-Rewards, Inc.

[R. M. (MARK) SCHRECK     R. M. (MARK) SCHRECK          Director since 2000
  PHOTO]
                          Mr. Schreck, 56, has been the President of RMS Engineering, an engineering and business consulting company, since January 1998. He has also served as a director of the Technology Transfer Materials Center at the University of Louisville College of
                          Engineering since January 1998. From May 1992 to January 1998, he served as Vice
                          President and General Manager of GE Appliances. Mr. Schreck is also a director of
                          Kentucky Science and Technology Corporation, a private nonprofit organization.

               DIRECTORS CONTINUING IN OFFICECLASS II -- TERM EXPIRES AT THE 2002 ANNUAL MEETING

[ROBERT S. MOE PHOTO]     ROBERT S. MOE          Director since 1994

                          Mr. Moe, 70, was Executive Vice President and Treasurer of Polaris Industries Capital
                          Corporation ("PICC"), the managing general partner of Polaris Industries Associates
                          L.P., which was the operating general partner of Polaris Industries L.P., from 1987 through 1992. From 1981 to 1987, Mr. Moe was Executive Vice President and Treasurer of
                          a predecessor of the Company. Since 1992, Mr. Moe has been a private investor and currently serves as a director and member of the audit and compensation committees of
                          Digi International Inc., a provider of data communications hardware and software. Mr.
                          Moe serves on the Compensation Committee and the Executive Committee of the Board of
                          Directors of the Company.

               DIRECTORS CONTINUING IN OFFICECLASS III -- TERM EXPIRES AT THE 2003 ANNUAL MEETING

[GREGORY R. PALEN PHOTO]  GREGORY R. PALEN          Director since 1994

                          Mr. Palen, 45, has been Chairman and Chief Executive Officer of Spectro Alloys, an
                          aluminum manufacturing company, since 1989 and Chief Executive Officer of
                          Palen/Kimball Company, a heating and air conditioning company, since 1983. He is a director of Valspar Corporation, a painting and coating manufacturing company. Mr.
                          Palen also serves as a director of Opus Northwest, LLC, a construction and real estate development company. Mr. Palen is also a director of various private and non-profit corporations, including St. John's University. Mr. Palen serves on the Audit Committee of the Board of Directors of the Company.

[W. HALL WENDEL, JR.      W. HALL WENDEL, JR.          Director since 1994
  PHOTO]
                          Mr. Wendel, 58, is the Chairman of the Board of Directors of the Company and was Chief
                          Executive Officer of the Company from 1994 to 1999. From 1987 to 1994, Mr. Wendel was
                          Chief Executive Officer of PICC. From 1981 to 1987, Mr. Wendel was Chief Executive
                          Officer of the predecessor of Polaris Industries Partners L.P., which was formed to purchase the snowmobile assets of the Polaris E-Z-GO Division of Textron Inc. Before that time, Mr. Wendel was President of the Polaris E-Z-GO Division for two years and prior thereto, held marketing positions as Vice President of Sales and Marketing and
                          National Sales Manager since 1974. Mr. Wendel is Chairman of the Board of Directors and Chairman of the Executive Committee of the Board of Directors of the Company.

[RICHARD A. ZONA PHOTO]   RICHARD A. ZONA          Director since 2000

                          Mr. Zona, 56, has been the Chief Executive Officer of Zona Financial, LLC, a financial advisory firm, since December 2000. Mr. Zona was the Vice Chairman of U.S. Bancorp, a
                          regional bank holding company, from 1996 to 2000. Mr. Zona joined U.S. Bancorp, then known as First Bank System, Inc., as Executive Vice President and Chief Financial
                          Officer in 1989 and served as Vice Chairman and Chief Financial Officer from 1991 to
                          1996. Mr. Zona, a certified public accountant, was with Ernst & Young from 1970 to
                          1989. Mr. Zona is a director of New Century Financial Corporation, a mortgage banking and financial services company. He also serves as a director of various private and non-profit corporations, including ING Direct Bank, fsb, Centre Pacific Partners and
                          Castle Creek. Mr. Zona is Chairman of the Audit Committee of the Board of Directors of
                          the Company.

DIRECTORS' REMUNERATION

     Directors who are also full-time employees of the Company receive no additional compensation for service as directors. During fiscal year 2001, the Company intends to pay each nonemployee director an annual director's fee of $35,000, at least $5,000 of which will be payable in Common Stock Equivalents (as described below).

     The Company maintains a deferred compensation plan for directors, the Polaris Industries Inc. Deferred Compensation Plan for Directors (the "Deferred Compensation Plan"), under which directors who are not officers or employees of the Company ("Outside Directors") will receive annual awards of Common Stock Equivalents and can elect to defer all or a portion of their cash directors' fees and have the deferred amounts deemed invested in additional Common Stock Equivalents. These "Common Stock Equivalents" are phantom stock units, i.e., each Common Stock Equivalent represents the economic equivalent of one share of Common Stock. Dividends will be credited to Outside Directors as if the Common Stock Equivalents were outstanding shares of Common Stock. Such dividends will be converted into additional Common Stock Equivalents. The Deferred Compensation Plan will remain effective until May 10, 2005, unless terminated earlier by the Board of Directors.

     As of each quarterly date on which retainer fees are payable to Outside Directors, each Outside Director will automatically receive an award of Common Stock Equivalents having a fair market value of $1,250.

     An Outside Director can also defer all or a portion of the retainer and/or meeting fees that would otherwise be paid to him or her in cash. Such deferred amounts will be converted into additional Common Stock Equivalents based on the then fair market value of the Common Stock.

     As soon as practicable after an Outside Directors' Board service terminates, he or she will receive a distribution of a number of shares of Common Stock equal to the number of Common Stock Equivalents then credited to him or her under the Deferred Compensation Plan. Upon the death of an Outside Director, the shares will be issued to his or her beneficiary. Upon a change in control of the Company (as defined in the Deferred Compensation Plan), however, each Outside Director will receive a cash payment equal to the value of his or her accumulated Common Stock Equivalents.

     A maximum of 75,000 shares of Common Stock will be available for issuance under the Deferred Compensation Plan. The Deferred Compensation Plan may be terminated or amended at any time.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held a total of 3 meetings during 2000 and acted through 3 written actions. All directors attended at least 75 percent of the meetings of the Board of Directors and any committee on which such directors served during the period.

     The Board of Directors has designated four standing committees. The Executive Committee which, during 2000, consisted of Messrs. Wendel, Moe and Tiller, reviews and makes recommendations to the Board of Directors regarding the strategic plans and allocation of resources of the Company and exercises the authority of the Board of Directors on specific matters as delegated to it from time to time. The Audit Committee, during 2000 consisted of Messrs. Zona, Baltins, Thomson and Palen, and held a total of 3 meetings. A description of the responsibilities of the Audit Committee appears later in this Proxy Statement under the caption "Audit Committee Report." The Compensation Committee, which, during 2000, consisted of Messrs. Dolan, Moe and Baltins, reviews and makes recommendations to the Board of Directors regarding the compensation of officers of the Company, employee profit sharing and other benefit plans and also provides recommendations to the Board of Directors regarding a management succession plan for the Company. The Compensation Committee acted through 4 unanimous written actions in 2000. The Stock Award Compensation Committee, which, during 2000, consisted of Messrs. Dolan and Biggs, makes recommendations to the Board of Directors regarding stock-based incentives. The Stock Award Compensation Committee acted through 13 written actions in 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Andris A. Baltins, a member of the Board of Directors, is also a member of the law firm of Kaplan, Strangis and Kaplan, P.A. which provided legal services to the Company during 2000. It is anticipated that Kaplan, Strangis and Kaplan, P.A. will provide certain legal services to the Company in 2001.

     Richard A. Zona, a member of the Board of Directors, was a Vice Chairman of U.S. Bancorp, the parent of U.S. Bank National Association, until August 2, 2000. U.S. Bank National Association is the agent and a lender under a $150,000,000 unsecured line of credit to the Company pursuant to which there was $47,000,000 outstanding at December 31, 2000.

VOTING ARRANGEMENTS

     In connection with the conversion of Polaris Industries Partners L.P. to corporate form, Mr. Wendel and Mr. Victor Atkins entered into an agreement dated as of August 25, 1994 which provides, among other things, that for so long as Mr. Atkins owns no less than 3% of the outstanding shares of Common Stock, he will vote such shares in favor of the Company's nominees for election to the Board of Directors of the Company.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file initial reports of ownership and reports of changes of ownership of the Company's common stock with the Securities and Exchange Commission. Executive officers and directors are required to furnish the Company with copies of all Section 16(a) reports that they file. A Form 4 was inadvertently filed late with respect to an unauthorized May 2000 sale of 7,575 shares of Company Common Stock by a manager with discretionary investment authority over a trust of which Andris A. Baltins, a director, is a beneficiary. Promptly after Mr. Baltins learned of such sale a like number of shares were purchased for his account. Except for such late filing, to the Company's knowledge, based solely upon a review of the copies of those reports furnished to the Company during 2000 and written representations that no other reports were required, the Company believes that during 2000, all filing requirements applicable to its directors, executive officers and 10% beneficial owners, if any, were complied with.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company is composed of four directors. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent," as required by the listing standards of the New York Stock Exchange. The Audit Committee operates under a written charter that was adopted by the Board of Directors on May 18, 2000. A copy of the written charter is attached as Annex A to this Proxy Statement.

     Management is responsible for the Company's internal control and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In performing its oversight role, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the accountants' independence and has discussed with the independent accountants that firm's independence.

     In reliance on the reviews and discussions referred to in this Report, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in Polaris' Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                        SUBMITTED BY THE AUDIT COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS

RICHARD A. ZONA  ANDRIS A. BALTINS  GREGORY R. PALEN  BRUCE A. THOMSON
Audit Committee   Audit Committee   Audit Committee   Audit Committee
   Chairman

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     Set forth below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2000, 1999 and 1998 of those persons who were, as of December 31, 2000, (i) the Chief Executive Officer, and (ii) the four other most highly paid executive officers whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2000 (the "Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                            AWARDS
                               ----------------------------------------------    --------------------------
                                                                 OTHER ANNUAL    RESTRICTED        # OF         ALL OTHER
                                        SALARY       BONUS       COMPENSATION      STOCK         OPTIONS       COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR    ($) (A)      ($) (B)        ($) (C)        ($) (D)        (#) (E)         ($) (F)
---------------------------    ----    -------      -------      ------------    ----------      -------       ------------
W. Hall Wendel, Jr.......      2000    $240,000    $  240,000      $132,181       $340,592        25,000         $24,000
  Chairman of the Board        1999    $240,000    $  240,000            --       $290,375        20,000         $25,875
                               1998    $249,231    $  246,738            --       $310,500        20,000         $24,702
Thomas C. Tiller.........      2000    $450,000    $1,000,000            --       $735,938        50,000         $65,039
  Chief Executive Officer      1999    $418,273    $  836,545            --       $789,063        50,000         $13,462
  And President (G)            1998    $187,499    $  243,749      $100,000       $915,625       425,000         $ 8,000
Jeffrey A. Bjorkman......      2000    $172,789    $  175,000            --       $214,158        16,000         $16,139
  Vice President -             1999    $148,654    $  150,000            --       $ 78,906         5,400         $15,789
    Operations                 1998    $140,969    $  135,000            --       $ 77,625         5,000         $12,895
John B. Corness..........      2000    $159,038    $  150,000            --       $ 81,689         6,000         $14,452
  Vice President - Human       1999    $130,327    $  130,000      $ 32,000       $282,641        17,000         $ 8,500
    Resources (H)
Richard R. Pollick.......      2000    $202,462    $  100,000            --       $ 47,689         3,500         $11,873
  Vice President -             1999    $ 57,692    $   40,000            --       $224,044        14,000         $ 8,500
    International (H)

-------------------------
(A) Includes amounts deferred by the Executive Officers under the Company's 401(k) Retirement Saving Plan and SERP.

(B) Bonus payments are reported for the year in which the related services were performed.

(C) The Company provides club memberships, club dues, financial planning and tax preparation, Exec-U-Care coverage, as well as standard employee medical, dental, and disability coverage to its Executive Officers. In 1998, Mr. Tiller received a one-time relocation payment of $100,000. In 1999, Mr. Corness received a one-time relocation payment of $32,000. In 2000, Mr. Wendel received reimbursement payments of $132,181 for office space rental, office furniture and equipment, and secretarial support services. The value of all "Other Annual Compensation" except for Messrs. Tiller and Wendel is less than the minimum of $50,000 or 10% of the total cash compensation for each person reported above.

(D) The Company granted restricted stock awards to employees (including the Executive Officers) in 1998, 1999 and 2000. All restricted stock awards were approved by the Stock Award Compensation Committee of the Board of Directors and were granted in accordance with the Company's 1996 Restricted Stock Plan. The amounts shown in this column were calculated by multiplying the closing market price of Polaris' common stock on the date of grant by the number of shares granted. An aggregate of 111,395 restricted shares become freely tradeable only upon the Company achieving certain compounded earnings growth targets within a four year period and an aggregate of 52,035 restricted shares become freely tradeable three years after the date of issuance provided that the holder continues to be an employee of the Company. The total number and value of restricted stock holdings as of December 29, 2000 (the last trading day of calendar year 2000), calculated by multiplying the closing market price of Polaris' common stock on December 29, 2000 of $39.75 per share by the number of restricted shares held, for the named officers are as follows: Messrs. Wendel, 38,310, $1,522,823; Tiller, 75,000, $2,981,250; Bjorkman, 14,070,
    $559,283; Corness, 11,125, $442,219; and Pollick, 7,920, $314,820.

(E) The Company granted stock options to employees (including the Executive Officers) in 1998, 1999 and 2000. All stock option grants were approved by the Stock Award Compensation Committee of the Board of Directors and granted in accordance with the Company's 1995 Stock Option Plan.

(F) Consists of Company matching contributions to the Polaris 401(k) Retirement Saving Plan and SERP. The SERP plan began July 1, 1995 and is a nonqualified plan which mirrors the Polaris 401(k) Retirement Saving Plan without the Internal Revenue Service contribution limitations. The Executive Officers each received $8,500 in matching contributions to the Polaris 401(k) Retirement Saving Plan. The SERP contributions were $15,500, $56,539, $7,639, $5,952 and $3,373, respectively, for Messrs. Wendel, Tiller, Bjorkman, Corness and Pollick.

(G) Mr. Tiller joined the Company in July 1998.

(H) Mr. Corness joined the Company in January 1999 and Mr. Pollick joined the Company in September 1999.

     The Company does not maintain any defined benefit or actuarial pension plan under which benefits are determined primarily by final compensation and years of service.

OPTION GRANTS FOR 2000 AND POTENTIAL REALIZABLE VALUES

     The table below sets forth as to each of the Executive Officers the following information with respect to option grants during 2000 and the potential realizable value of such option grants: (i) the number of shares of Common Stock underlying options granted during 2000, (ii) the percentage that such options represent of all options granted to employees during 2000, (iii) the exercise price, (iv) the expiration date and (v) the potential realizable value, assuming a 5% and 10% annual rate of appreciation. The 5% and 10% assumed rates of growth are for illustrative purposes only. They are not intended to predict future stock prices, which will depend on market conditions and other factors such as the Company's performance. All options indicated become exercisable on April 3, 2003, except 10,000 of the options granted to Mr. Bjorkman which become exercisable on October 19, 2003.

                         OPTION GRANTS DURING 2000 AND
                      ASSUMED POTENTIAL REALIZABLE VALUES

                                                INDIVIDUAL GRANTS
                                            -------------------------                  POTENTIAL REALIZABLE VALUE AT
                                             % OF TOTAL                                   ASSUMED ANNUAL RATES OF
                                              OPTIONS                                   STOCK PRICE APPRECIATION FOR
                               NUMBER OF     GRANTED TO     EXERCISE                            OPTION TERM
                                OPTIONS     EMPLOYEES IN      PRICE      EXPIRATION    ------------------------------
NAME                            GRANTED     FISCAL YEAR     ($/SHARE)       DATE           5%                10%
----                           ---------    ------------    ---------    ----------    -----------      -------------
W. Hall Wendel, Jr.........     25,000          6.20%       $29.4375        4/3/10      $462,827         $1,172,895
Thomas C. Tiller...........     50,000         12.40%       $29.4375        4/3/10      $925,654         $2,345,790
Jeffrey A. Bjorkman........      6,000          1.49%       $29.4375        4/3/10      $111,079         $  281,495
Jeffrey A. Bjorkman........     10,000          2.48%       $33.8125      10/19/10      $212,645         $  538,884
John B. Corness............      6,000          1.49%       $29.4375        4/3/10      $111,079         $  281,495
Richard R. Pollick.........      3,500          0.87%       $29.4375        4/3/10      $ 64,796         $  164,205

OPTION EXERCISES AND VALUES FOR 2000

     The following table sets forth as to each of the Executive Officers information with respect to option exercises during 2000 and the status of their options on December 31, 2000: (i) the number of shares of Common Stock underlying options exercised during 2000, (ii) the aggregate dollar value realized upon the exercise of such options, (iii) the total number of exercisable and unexercisable stock options held on December 31, 2000 and (iv) the aggregate dollar value of in-the-money exercisable options on December 31, 2000.

                  AGGREGATED OPTION EXERCISES DURING 2000 AND
                       OPTION VALUES ON DECEMBER 31, 2000

                                                                                               VALUE OF IN-THE-MONEY
                                                                 SHARES COVERED BY              OUTSTANDING OPTIONS
                               SHARES                           OUTSTANDING OPTIONS                 12/31/00(A)
                             COVERED BY       GAIN AT       ----------------------------    ----------------------------
NAME                         EXERCISES     EXERCISE DATE    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                         ----------    -------------    -----------    -------------    -----------    -------------
W. Hall Wendel, Jr.......        -               -            79,500           65,000        $561,375       $  793,563
Thomas C. Tiller.........        -               -                 -          525,000               -       $1,471,875
Jeffrey A. Bjorkman......        -               -            15,800           16,400        $104,625       $  175,873
John B. Corness..........        -               -                 -           23,000               -       $  162,875
Richard R. Pollick.......        -               -                 -           17,500               -       $   94,719

-------------------------
(A) Stock options were granted in 1995, 1996, 1997, 1998, 1999 and 2000. The exercise price for the 1995 options is $29.00 per share; the exercise price for the 1996 options is $33.75 per share; the exercise price for the 1997 options is $25.75 per share; the exercise price for the 1998 options for all executives other than Mr. Tiller is $33.75 per share; the exercise price for the 1999 options is $31.5625 per share; and the exercise price for the 2000 options for all executives other than Mr. Bjorkman is $29.4375 per share. The exercise prices for options granted to Mr. Tiller in 1998 were $36.625 per share with respect to 175,000 shares and $49.45 per share with respect to 250,000 shares. The exercise prices for options granted to Mr. Bjorkman in 2000 were $29.4375 per share with respect to 6,000 shares and $33.8125 per share with respect to 10,000 shares. The closing Common Stock price reported for the New York Stock Exchange Composite Transactions on December 29, 2000 (the last trading day of calendar year 2000) was $39.75.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

     Agreement with Mr. Wendel

     An agreement with Mr. Wendel provides benefits in the event of death, disability, retirement or severance. If, during the term of his employment, Mr. Wendel becomes totally disabled, the Company will pay monthly disability payments of $4,167 during his lifetime until age 65. In the event of the death of Mr. Wendel during his employment or while receiving disability payments, the Company will pay Mr. Wendel's designated beneficiary a total of $500,000 in monthly payments over ten years. In the event of termination of employment without cause, the Company will pay a total of $500,000 in monthly installments over ten years commencing on Mr. Wendel's 65th birthday or, if later, retirement. In the event of voluntary termination of employment by Mr. Wendel, the Company will pay $50,000 for each full year of service (including the period during which disability payments are received) after September 14, 1982, up to $500,000 in monthly installments over ten years commencing on Mr. Wendel's 65th birthday or, if later, retirement.

     Agreement with Mr. Tiller

     The Company and Mr. Tiller entered into an employment agreement on April 1, 1998, effective July 8, 1998, which provides for Mr. Tiller's employment through at least December 31, 2001. The employment agreement provides that Mr. Tiller's annual base salary will be reviewed annually by the Compensation Committee of the Board of Directors. Mr. Tiller is eligible to receive an annual bonus under the Company's bonus/profit sharing arrangements as determined by the Compensation Committee of the Board of Directors.

The employment agreement provided that the minimum and target bonus payments to be made to Mr. Tiller for the years ended December 31, 1998 and 1999 under the Company's bonus/profit sharing arrangements would be 100% and 200%, respectively, of Mr. Tiller's base salary for such periods.

     In connection with the employment agreement, the Stock Award Compensation Committee of the Board of Directors granted to Mr. Tiller, on July 8, 1998, stock option awards with respect to 425,000 shares of Common Stock under the Company's 1995 Stock Option Plan. Options with respect to 175,000 of such shares have an exercise price of $36.625, the fair market value of the Common Stock on July 8, 1998, and vest on July 8, 2001. Options with respect to the remaining 250,000 shares of Common Stock have an exercise price of $49.45 per share (approximately 135% of the fair market value of Polaris Common Stock on the date of grant) and vested on February 26, 2001 when the market value of the Company's Common Stock exceeded such exercise price. Both the 175,000 share option and the 250,000 share option expire on July 8, 2008.

     Additionally, on July 8, 1998, Mr. Tiller was awarded performance restricted share awards with respect to 25,000 shares of the Company's Common Stock under the Company's 1996 Restricted Stock Plan. The restricted shares become freely tradeable on July 8, 2001.

     The employment agreement provides that Mr. Tiller will continue to receive additional stock option grants with respect to at least 50,000 shares of the Company's Common Stock annually with exercise prices equal to the fair market value of such shares on the date of grant and additional performance restricted share awards with respect to at least 25,000 shares of the Company's Common Stock annually in each of 1999, 2000, 2001 and 2002.

     Under the employment agreement, in the event of Mr. Tiller's voluntary resignation or the termination of his employment by the Company for cause, he will be entitled to receive the compensation earned to date, but shall forfeit any options, restricted stock or other benefits not then vested.

     If Mr. Tiller's employment is terminated without cause, or if he resigns for good reason, he will be entitled to receive his base salary earned to date; a pro rata bonus payment for the year of termination, payable at the time bonuses for such period are otherwise payable; his base salary as then in effect for a two-year period, payable in monthly installments at the times such base salary would customarily be payable; and his targeted bonus amount for such two-year period, payable in two annual installments at the times that bonuses would customarily be paid for such period.

     Change in Control Agreements

     The Company has employment agreements (the "Agreements") with the persons named in the Summary Compensation Table which become effective only upon a Change in Control (as defined in the Agreements). If upon or within 24 months after a Change in Control, any of the persons named in the Summary Compensation Table terminates his employment for Good Reason or such employee's employment is terminated without Cause (as such terms are defined in the Agreements), he will be entitled to all accrued but unpaid compensation and benefits and a lump-sum cash payment equal to two times such employee's average annual cash compensation (including cash bonuses, but excluding the award or exercise of stock options or stock grants) for the three fiscal years (or lesser number of years if the employee's employment has been of shorter duration) of the Company immediately preceding such termination. If such termination occurs before a cash bonus for any preceding fiscal year has been paid, the Company is required to pay to the employee the amount of the employee's cash bonus for such preceding fiscal year as soon as it is determinable and such amount is to be included in the determination of the payment to be made pursuant to the Agreement. No cash bonus shall be paid for any part of the fiscal year in which the termination occurs.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors consists of Beverly F. Dolan, Robert S. Moe and Andris A. Baltins. Mr. Moe was Executive Vice President and Treasurer of a predecessor of the Company from 1981 through 1992. Mr. Baltins is a member of the law firm of Kaplan, Strangis and Kaplan, P.A., which provided legal services to the Company during 2000. It is anticipated that Kaplan, Strangis and Kaplan, P.A. will provide certain legal services to the Company during 2001.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

     The Company's executive total compensation program is tied closely to Company performance and aimed at enabling the Company to attract and retain the best possible executive talent, aligning the financial interests of the Company's management with those of its shareholders and rewarding those executives commensurably with their ability to drive increases in shareholder value. The program consists of a combination of base salary, annual profit sharing awards, stock options, restricted stock, group benefits and supplemental perquisites.

2000 EXECUTIVE COMPENSATION

     When taken as a whole, the goal of Polaris' executive total compensation program is to significantly correlate the level of executive compensation with the level of Company performance. This is accomplished through the use of a combination of annual profit sharing and long-term stock-based compensation programs in conjunction with the guaranteed/fixed compensation.

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and for other most highly compensated executive officers. Section 162(m) provides that qualifying performance based compensation will not be subject to the deduction limit if certain requirements are met. The Company structures grants under its stock-based compensation plans in a manner that complies with this statute. Annual profit sharing bonuses for executives officers do not meet Section 162(m)'s requirement that they be "payable solely on account of attainment of one or more performance goals". The Company believes the profit-sharing annual bonuses, as currently structured with both performance goals and discretionary elements, best serve the interests of the Company and its shareholders by allowing the Company to recognize an executive officer's contribution as appropriate.

     An independent consulting firm conducted a study in the fall of 1999 looking at the total cash compensation (base salary and annual incentives) of the CEO and the top executives at Polaris Industries. In early 2001, the total cash compensation level for only the CEO was examined. Based upon the results of the analysis, the top executives (excluding the CEO) have, in aggregate, a total cash compensation that is 90% of the market 75th percentile. From the analysis conducted in early 2001, it was determined that the CEO's total cash compensation for 2000 is 91% of the market 75th percentile for CEO in peer companies.

     Annual profit sharing bonuses for 2000 were paid in accordance with the established Company profit sharing plan. Stock options for 2000 were approved by the Stock Award Compensation Committee of the Board of Directors and in accordance with the 1995 Stock Option Plan. Restricted stock awards for 2000 were approved by the Stock Award Compensation Committee of the Board of Directors and in accordance with the 1996 Restricted Stock Plan.

2000 CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD COMPENSATION

    2000 CEO and Chairman of the Board Guaranteed Compensation (Base Salary, Benefits and Perquisites)

        Mr. Tiller's base salary has been $450,000 since May 1999 when he was promoted to Chief

        Executive Officer. Base salary for Mr. Wendel, the executive Chairman of the Board, remained at $240,000 for 2000, the same level as the previous eight years.

        Benefits and perquisites paid to Mr. Tiller and Mr. Wendel during 2000 included club memberships, club dues, financial planning and tax preparation, Exec-U-care coverage, as well as standard employee medical, dental, and 401(k) retirement saving plan participation. In addition, the Company adopted a supplemental executive retirement program on July 1, 1995 to mirror the 401(k) retirement saving plan. In 2000, Mr. Wendel was reimbursed the amount of $132,181 for office space rental, office furniture and equipment, and secretary support services.

     2000 CEO and Chairman of the Board Annual Bonus (Profit Sharing Award)

        In accordance with the established Company profit sharing plan, Mr. Tiller received a profit sharing payout of $1,000,000 in March 2001 for his 2000 performance. Mr. Wendel's profit sharing payout for the same period was $240,000. Company performance determines the amount of aggregate funding for the profit sharing plan. The specific amount of Mr. Tiller's and Mr. Wendel's payout was determined by the Compensation Committee of the Board of Directors based on their individual contributions to the Company's success.

     2000 CEO and Chairman of the Board Stock Option and Restricted Stock Grants

        On April 3, 2000, Mr. Tiller was granted stock options with an exercise price of $29.4375 per share for 50,000 shares of Common Stock and 25,000 restricted stock awards. Mr. Wendel was granted stock options with an exercise price of $29.4375 per share for 25,000 shares of Common Stock and 11,570 restricted stock awards. The options were granted in accordance with the 1995 Stock Option Plan and vest on the third anniversary of the date of grant. The restricted stock awards were granted in accordance with the 1996 Restricted Stock Plan and the restricted shares granted thereunder become freely tradeable on the third anniversary of the date of the grant.

                    SUBMITTED BY THE COMPENSATION COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS

   BEVERLY F. DOLAN         ROBERT S. MOE         ANDRIS A. BALTINS
Compensation Committee  Compensation Committee  Compensation Committee
        Chairman

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The graph below compares the five-year cumulative total return to shareholders (stock price appreciation plus reinvested dividends) for the Company's Common Stock with the comparable cumulative return of two indexes:
Russell 2000 Index and Media General's Recreational Vehicles Industry Group Index. The graph assumes the investment of $100 on January 1, 1996 in Common Stock of the Company and in each of the indexes, and the reinvestment of all dividends. Points on the graph represent the performance as of the last business day of each of the years indicated.
[PERFORMANCE GRAPH]

                                               POLARIS INDUSTRIES INC.    RECREATIONAL VEHICLES INDEX      RUSSELL 2000 INDEX
                                               -----------------------    ---------------------------      ------------------
1995                                                   100.00                        100.00                      100.00
1996                                                    82.68                        127.78                      116.61
1997                                                   108.90                        158.19                      142.66
1998                                                   142.57                        213.39                      138.66
1999                                                   134.88                        243.14                      165.82
2000                                                   152.07                        276.34                      158.66

                     Assumes $100 Invested on Jan. 1, 1996
                          Assumes Dividend Reinvested
                        Fiscal Year Ended Dec. 31, 2000

Source: Media General Financial Services

                                   PROPOSAL 3
     APPROVAL OF POLARIS INDUSTRIES INC. 1995 STOCK OPTION PLAN, AS AMENDED

     The Board of Directors has recommended that the shareholders of the Company approve the Company's 1995 Stock Option Plan (the "Original Stock Option Plan"), as amended and restated by the Board of Directors on January 18, 2001 (the "Amended Stock Option Plan"). A vote in favor of the Amended Stock Option Plan will also be a vote in favor of the amendments to the Original Stock Option Plan which will (1) increase the number of shares of Common Stock reserved for issuance thereunder from 2,350,000 shares to 3,100,000 shares, (2) expand the eligibility provisions to permit the grant of stock options to consultants and independent contractors of the Company and its subsidiaries, (3) clarify that, upon exercise of a stock option, only the minimum amount of withholding taxes can be met by the participant tendering shares of Common Stock or having shares withheld from those otherwise issuable to the participant and (4) remove an outdated reference in the Original Stock Option Plan to shareholder approval under Rule 16b-3 of the Securities and Exchange Commission.

     As of the Record Date, of the 2,350,000 shares of Common Stock currently reserved under the Original Stock Option Plan, 591,382 shares of Common Stock were available for future grants under the Original Stock Option Plan. The Board of Directors believes that the grant of stock options to officers and key employees, consultants and independent contractors of the Company is a vital factor in attracting and retaining effective and capable personnel who contribute to the growth and success of the Company and in establishing a direct link between the financial interests of such individuals and of the Company's shareholders and that it is prudent to increase the number of shares of Common Stock available for future grants at this time. The Board believes that the other changes to the Original Stock Option Plan, discussed above, are also appropriate.

     The following summary of the Amended Stock Option Plan is qualified in its entirety by reference to the complete text of the Amended Stock Option Plan, which is attached as Annex B.

GENERAL PROVISIONS

     Duration of the Amended Stock Option Plan; Shares to be Issued. The Original Stock Option Plan became effective on March 15, 1995. The Amended Stock Option Plan will remain effective until March 15, 2005 unless terminated earlier by the Board of Directors.

     The shares of Common Stock to be issued or delivered under the Amended Stock Option Plan will be authorized and unissued shares or previously issued and outstanding shares of Common Stock reacquired by the Company. Shares of Common Stock covered by any unexercised portions of terminated options and shares of Common Stock subject to any awards which are otherwise surrendered by participants without receiving any payment or other benefit with respect thereto may again be subject to new awards under the Amended Stock Option Plan.

     On March 13, 2001, the closing price of the Common Stock on the New York Stock Exchange was $47.05 per share.

     Administration. The Amended Stock Option Plan is administered by the Stock Award Compensation Committee of the Board of Directors. The Stock Award Compensation Committee is comprised solely of non-employee directors of the Company who are not eligible to participate in the Amended Stock Option Plan. The Stock Award Compensation Committee determines the employees who will be eligible for and granted awards, determines the amount and type of awards, establishes rules and guidelines relating to the Amended Stock Option Plan, establishes, modifies and determines terms and conditions of awards and takes such other action as may be necessary for the proper administration of the Amended Stock Option Plan.

     Participants. Any employee, consultant or independent contractor of the Company or its subsidiaries may be selected by the Stock Award Compensation Committee to receive an award under the Amended Stock Option Plan. Presently, there are approximately 3,600 persons eligible to participate in the Amended Stock Option Plan. It is not possible at this time to determine the number or identity of all of the individuals who will actually receive grants of stock options under the Amended Stock Option Plan on or prior to March 15, 2005. In any calendar year, no participant may receive stock option awards in respect of more than 400,000 shares of Common Stock.

AWARDS AVAILABLE UNDER AMENDED STOCK OPTION PLAN

     Awards to participants under the Amended Stock Option Plan may take the form of stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986 ("Incentive Stock Options") and stock options which do not meet such requirements ("Nonqualified Stock Options"). The duration of each option will be determined by the Stock Award Compensation Committee, but no option will be exercisable more than ten years after the date of grant. The exercise price for stock options must be at least equal to 100% of the fair market value of the Common Stock on the date of grant of such option. The exercise price will be payable in cash or in such other form as the Stock Award Compensation Committee may approve in the applicable award agreement, including, without limitation, by a cashless exercise through a broker or the delivery to the Company of (i) a promissory note equal to the exercise price (but the par value of the shares must be paid in cash) or (ii) shares of Common Stock owned by the participant for at least six months.

     The options will be subject to restrictions on exercise, such as exercise in periodic installments or upon attainment of specified performance criteria, as determined by the Amended Stock Award Compensation Committee. Stock options granted under the Amended Stock Option Plan will not be transferable except by will or the laws of descent and distribution and may be exercised only by a participant during his or her lifetime.

     Unless otherwise determined by the Stock Award Compensation Committee and provided in the applicable option agreement, options will be exercisable within thirty days of any termination of services other than termination due to disability, death or normal retirement (but not later than the expiration date of the option). The options will be exercisable within one year of a termination of services by reason of disability, death or normal retirement (but not later than the expiration date of the option), but an Incentive Stock Option will not be exercisable more than three months after retirement.

TERMINATION AND AMENDMENT

     The Board may amend or terminate the Amended Stock Option Plan at any time but, without a participant's consent, no such action will affect or in any way impair the rights of such participant under any award granted prior to such action, and no amendment will be made without the approval of the Company's shareholders if such approval is required to maintain the compliance of the Amended Stock Option Plan with Section 162(m) of the Internal Revenue Code of 1986.

ANTIDILUTION PROVISIONS

     The amount of shares authorized to be issued under the Amended Stock Option Plan, and the terms of outstanding stock options, may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation or other capitalization change of similar effect.

WITHHOLDING OBLIGATIONS

     The Company has the right to deduct from an optionee's salary, bonus or other compensation any taxes required to be withheld with respect to options granted under the Amended Stock Option Plan. Alternatively, a participant can satisfy his or her minimum tax withholding obligations under the Amended Stock Option Plan by tendering shares of Common Stock owned by such participant or reducing the number of shares issuable pursuant to the award.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of awards under the Amended Stock Option Plan to United States citizens based upon current federal income tax laws. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Changes in the law and the regulations may modify the discussion, and, in some cases, changes may be retroactive. In addition, tax consequences may vary depending upon the personal circumstances of individual holders of options and the tax requirements applicable to residents of countries other than the United States.

     An option holder will not recognize income upon the grant of an option under the Amended Stock Option Plan or at any other time prior to the exercise of the option. Upon exercise of a Nonqualified Option, the option holder will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the exercise price of the option. This income is subject to withholding and other employment taxes. The Company is entitled to a deduction in a like amount for compensation income recognized by the option holder.

     A subsequent taxable disposition of shares of Common Stock acquired upon exercise of a Nonqualified Option and held as a capital asset will result in a capital gain or loss measured by the difference between the fair market value of the Common Stock on the date the option was exercised and the amount realized on later disposition. The gain or loss will be long-term if the shares of Common Stock are held for more than 12 months, and short-term if held for 12 months or less.

     An option holder will not recognize income upon the grant or exercise of an Incentive Stock Option under the Amended Stock Option Plan. The difference between the fair market value of the Common Stock on the date of exercise and the exercise price, however, is an item of adjustment for purposes of the alternative minimum tax.

     If an option holder who has acquired shares of Common Stock by the exercise of an Incentive Stock Option makes a taxable disposition of the stock at least two years after the date the option was granted and at least one year after the transfer of the stock to the option holder, the option holder generally will recognize a long-term capital gain or loss measured by the difference between the exercise price and the selling price.

     If an option holder who has acquired shares of Common Stock by the exercise of an Incentive Stock Option makes a taxable disposition of the stock within two years from the date the option was granted or within one year after the transfer of the stock to the option holder, a disqualifying disposition occurs. In that event, the option holder recognizes ordinary income equal to the lesser of the actual gain or the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If a loss is sustained on such a disposition, the loss will generally be treated as a capital loss. If the amount received on the disqualifying disposition exceeds the fair market value of the Common Stock on the date of exercise, the excess will generally be either a long-term or short-term capital gain.

     The deductibility by the Company of amounts recognized as ordinary income by option holders upon the exercise of stock options may be limited under certain provisions of the Internal Revenue Code, including the $1 million deduction limit per executive under Section 162(m) and the limit with respect to certain payments in connection with a change in control under Section 280G.

     Except where authority has been withheld by a shareholder, the enclosed proxy will be voted for the approval of the Amended Stock Option Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVED THE POLARIS INDUSTRIES INC. 1995 STOCK OPTION PLAN, AS AMENDED AND RESTATED.

                                   PROPOSAL 4
   APPROVAL OF POLARIS INDUSTRIES INC. 1996 RESTRICTED STOCK PLAN, AS AMENDED

     The Board of Directors has recommended that the shareholders of the Company approve the Company's 1996 Restricted Stock Plan (the "Original Restricted Stock Plan"), as amended and restated by the Board of Directors on January 18, 2001 (the "Amended Restricted Stock Plan"). A vote in favor of the Amended Restricted Stock Plan will also be a vote in favor of the amendments to the Original Restricted Stock Plan which will (1) increase the number of shares of Common Stock reserved for issuance thereunder from 800,000 to 1,050,000 shares, (2) expand the eligibility provisions to permit the grant of awards of restricted stock to consultants and independent contractors of the Company and its subsidiaries and (3) clarify that all forfeited Restricted Shares, regardless of the reason for forfeiture, may again be subject to awards under the Amended Restricted Stock Plan.

     As of the Record Date, of the 800,000 shares of Common Stock reserved for issuance under the Original Restricted Stock Plan, 305,140 shares were available for future awards under the plan. The Board of Directors believes that restricted share awards, particularly performance-based awards, to officers and key employees, consultants and independent contractors of the Company are a vital factor in attracting and retaining effective and capable employees who contribute to the growth and success of the Company and in establishing a direct link between the financial interests of such employees and the performance of the Company and that it is prudent to increase the number of shares of Common Stock available for future awards at this time.

     The following summary of the Amended Restricted Stock Plan is qualified in its entirety by reference to the complete text of the Amended Restricted Stock Plan, which is attached as Annex C.

GENERAL PROVISIONS

     Duration; Share Authorization. The Original Restricted Stock Plan became effective on January 25, 1996. The Amended Restricted Stock Plan will remain effective until January 25, 2006 unless terminated earlier by the Board.

     The shares of Common Stock issued or delivered under the Amended Restricted Stock Plan may be authorized and unissued shares, or issued shares which have been reacquired by the Company and held in its treasury. Forfeited Restricted Shares may again be subject to awards under the Amended Restricted Stock Plan.

     On March 13, 2001, the closing price of the Common Stock on the New York Stock Exchange was $47.05 per share.

     Administration. The Amended Restricted Stock Plan is administered by the Stock Award Compensation Committee of the Board of Directors or such other committee as the Board may designate. The Stock Award Compensation Committee determines the individuals who will be eligible for and granted awards, determines the amount of awards, establishes rules and guidelines relating to the Amended Restricted Stock Plan, establishes, modifies and determines terms and conditions of awards and takes such other action as may be necessary for the proper administration of the Amended Restricted Stock Plan.

     Participants. Any employee, consultant or independent contractor of the Company or its subsidiaries may be selected by the Committee to receive an award under the Amended Restricted Stock Plan. At the present time, approximately 3,600 persons are eligible to participate in the Restricted Stock Plan. It is not possible at this time to determine the number or identity of all of the individuals who will actually receive awards of Restricted Shares under the Restricted Stock Plan on or prior to January 25, 2006.

     Awards Under Amended Restricted Stock Plan. The Stock Award Compensation Committee may award to any participant Restricted Shares that are subject to terms and conditions established by the Stock Award Compensation Committee. In general, Restricted Shares will be non-transferable and subject to a risk of forfeiture during a period of time set by the Committee. The Stock Award Compensation Committee may provide for such transfer and forfeiture restrictions to lapse in installments and/or upon the occurrence of specified events. The restrictions may be based on performance goals, periods of service or other standards established by the Stock Award Compensation Committee.

     The Amended Restricted Stock Plan authorizes awards intended to qualify as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code and awards that may not so qualify. Performance goals may include one or more of the following: share price appreciation, earnings, cash flow, revenues and total shareholder return. In any calendar year, no participant may receive awards in respect of more than 250,000 shares of Common Stock.

     If the participant's service with the Company terminates during the restriction period, his or her rights with respect to the Restricted Shares will be forfeited. Except as provided in the applicable award agreement, all forfeiture restrictions will lapse if the termination is a discharge without cause (as defined) or is due to the participant's death, disability or retirement. Forfeiture restrictions also lapse upon a change in control of the Company (as defined) or in cases of special circumstances where the Stock Award Compensation Committee deems a waiver of the restrictions to be appropriate.

     Termination and Amendment. The Board may amend or terminate the Amended Restricted Stock Plan but, without a participant's consent, no such action shall affect or in any way impair the rights of such participant under any award granted prior to such action.

     Withholding Obligations. The Company has the right to deduct from a participant's salary, bonus or other compensation any taxes required to be withheld with respect to awards made under the Amended Restricted Stock Plan. In the Stock Award Compensation Committee's discretion, a Participant may be permitted to elect to have withheld from the shares otherwise issuable to the participant, or to tender to the Company, the number of shares of Common Stock whose fair market value equals the amount required to be withheld.

     Certain Federal Income Tax Consequences. The following is a brief summary of the principal federal income tax consequences of awards under the Amended Restricted Stock Plan to United States citizens based upon current federal income tax laws. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Changes in the law and the regulations may modify the discussion, and, in some cases, changes may be retroactive. In addition, tax consequences may vary depending upon the personal circumstances of individual awardees and the tax requirements applicable to residents of countries other than the United States.

     Due to the presence of transfer and forfeiture restrictions, a grant of Restricted Shares has generally no tax consequences for the Company or the participant. Except as discussed below, the full fair market value of Common Stock issued as Restricted Shares will be taxed as ordinary income to the participant when the restrictions on the stock expire, with such value being determined at the time of such expiration. The Company will receive a corresponding tax deduction at the same time.

     The participant may, under Section 83(b) of the Internal Revenue Code, elect to report the current fair market value of Restricted Shares as ordinary income as of the date of grant of the Restricted Shares, even though the shares of Common Stock are subject to forfeiture restrictions. If a participant makes such an election, the Company will receive an immediate tax deduction for such fair market value of the shares in the year of grant, but will receive no deduction for any subsequent appreciation during or after the restriction period.

     In the case of Restricted Shares as to which no Section 83(b) election is filed, the participant's tax basis in the shares of Common Stock received equals the amount of ordinary income recognized by the participant upon the lapse of the restrictions with respect to such shares plus any amount paid by the participant for the shares. Upon a subsequent sale or exchange of the shares, the amount realized by the participant in excess of his or her tax basis will be short-term or long-term capital gain or loss, depending on the period of time the participant has held the shares after the restrictions lapse. The Company will receive no additional deduction at the time of disposition of the Common Stock by the participant.

     In the case of Restricted Shares as to which a Section 83(b) election is made, any appreciation in the value of the subject shares of Common Stock after a date of grant will be recognized as capital gain by the participant at such time as the participant disposes of the shares in a taxable transaction. Any capital gain then realized will be long-term or short-term, depending upon how long the participant has held the shares from the date of grant.

     The deductibility by the Company of amounts recognized as ordinary income by participants with respect to Restricted Shares may be limited under certain provisions of the Internal Revenue Code, including the $1 million deduction limit per executive under Section 162(m) and the limit with respect to certain payments in connection with a change in control under Section 280G.

     Except where authority has been withheld by a shareholder, the enclosed proxy will be voted for the approval of the Amended Restricted Stock Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVED THE POLARIS INDUSTRIES INC. 1996 RESTRICTED STOCK PLAN, AS AMENDED AND RESTATED.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, on the recommendation of the Audit Committee, selected the firm of Arthur Andersen LLP as its independent public accountants to examine the financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2000. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $194,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Arthur Andersen LLP billed no fees for professional services rendered to the Company for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     The aggregate fees billed by Arthur Andersen LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000, were $874,000.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Any proposal of a shareholder intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received by the Secretary of the Company, for inclusion in the Company's proxy statement relating to the 2002 Annual Meeting, by November 23, 2001. If the Company receives notice of a shareholder proposal after February 6, 2002, persons named as proxies for the 2002 Annual Meeting of Shareholders will have discretionary authority to vote on such proposal at such meeting.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors and the management of the Company know of no business that will be presented for consideration at the Annual Meeting other than the proposals referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting in accordance with the judgment of the person or persons voting the proxies.

                             ADDITIONAL INFORMATION

     A copy of the Annual Report of the Company for the year ended December 31, 2000, has also been mailed under this cover to each shareholder. Additional copies of the Annual Report, the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy may be obtained from Michael W. Malone, the Vice President -- Finance, Chief Financial Officer and Secretary of the Company.

     The Polaris Industries Inc. Annual Report on Form 10-K, on file with the Securities and Exchange Commission, may be obtained without charge, upon written request to Polaris Industries Inc., 2100 Highway 55, Medina, Minnesota 55340,
Attention: Investor Relations. Copies of exhibits to Form 10-K may be obtained upon payment to the Company of the reasonable expense incurred in providing such exhibits.

                                          By Order of the Board of Directors

                                          /S/ MICHAEL W. MALONE

                                          Michael W. Malone
                                          Vice President -- Finance, Chief
                                          Financial Officer
                                          and Secretary

March 23, 2001

                                                                         ANNEX A

                             POLARIS INDUSTRIES INC

                               BOARD OF DIRECTORS
                            AUDIT COMMITTEE CHARTER

                              ADOPTED MAY 18, 2000

I.  INTRODUCTION AND PURPOSE

     Polaris Industries Inc. (the "Company") is a publicly held company and operates in a complex, dynamic, highly competitive, and regulated environment. In order to assure the kind of informed decision-making beneficial to the Company and its stockholders, much of the Board's oversight occurs through the standing committees of the Board, such as the Audit Committee. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities by overseeing the Company's financial reporting and public disclosure activities. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Company's independent auditor and internal auditing function.

     - Provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing function, and the Board of Directors.

     - Monitor and, in conjunction with Company management, review the Company's activities to help ensure that legal and regulatory requirements are being met by the Company.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities specified in Section IV of this Charter.

II.  COMPOSITION

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

     A. INDEPENDENCE

     The Audit Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent Directors, as specified in the Rules and Regulations of the New York Stock Exchange, and shall be free from any relationship that, in the opinion of the Board, may interfere with their independence from management and the Company.

     B. FINANCIAL LITERACY

     Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Company's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

III.  MEETINGS

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. One of those meetings shall focus on review and approval of annual financial statements and related information. To the extent practicable, each of the Audit Committee members shall attend each of the regularly scheduled meetings in person. As part of its job to foster open communication, to the extent necessary, time should be set aside at each meeting for the Audit Committee to meet with management, the internal auditor and the independent auditor in separate sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

     A majority of the Audit Committee members currently holding office constitutes a quorum for the transaction of business. The Audit Committee shall take action by the affirmative vote of a majority of the Audit Committee members present at a duly held meeting.

IV.  RESPONSIBILITIES AND DUTIES

     The Audit Committee shall undertake the following responsibilities and duties.

     A. DOCUMENTS/REPORTS REVIEW

     - Review and reassess the adequacy of this Charter at least annually.

     - Review the Company's consolidated annual financial statements and any related report rendered by the independent auditors.

     - Review the significant recommendations made to management by the independent auditors and the internal auditing function and management's responses.

     - Review Quarterly reports on Form 10-K and Form 10-Q with financial management and the independent accountants prior to public release or filing with the Securities and Exchange Commission. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     B. INDEPENDENT AUDITORS

     - Oversee the selection, evaluation, retention and replacement of the Company's independent auditor as representative of the Board of Directors and the shareholders, with final authority on these matters, and as to the ultimate accountability of the independent auditor, resting with the Audit Committee and the Board of Directors.

     - Recommend to the Board of Directors the selection of the Company's independent auditor, considering independence and effectiveness, and approve the fees and other compensation to be paid to the Company's independent auditor. On an annual basis, the Audit Committee should receive from the selected independent auditor a written statement delineating all significant relationships (and related fees) the Company's independent auditor has with the Company to consider in the evaluation of the independent auditor's independence. The Audit Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for recommending that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     - Periodically consult with the Company's independent auditor (outside of the presence of management) about the auditor's judgments about the quality, and not just the acceptability, of the Company's accounting principles as applied to its financial reporting, and the Company's internal controls and the completeness and accuracy of the Company's financial statements.

     C. FINANCIAL REPORTING PROCESSES

     - In consultation with the Company's independent auditor, and the Company's internal auditors, monitor the integrity of the Company's financial reporting processes, both internal and external.

     - Review and discuss the scope of the annual audit plans for both the internal and independent auditors.

     - Consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     - Consider and approve, if appropriate, major changes to the Company's accounting principles and practices, financial reporting process, and system of internal controls, as suggested by the Company's independent auditor, management, or the internal auditing department.

     D. PROCESS ANALYSIS AND REVIEW

     - Review the systems of reporting to the Audit Committee by each of management, the independent auditor and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     - Following completion of the annual audit, review separately with each of management, the independent auditor and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     - Review any significant disagreement among management and the independent auditor or the internal auditing department in connection with the preparation of the financial statements.

     - Review with the Company's independent auditor, the internal auditing department and management the extent to which significant changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     E. AUDIT COMMITTEE REPORT

     - Include in the Company's annual proxy statement a report from the Audit Committee, stating whether:

          (1) the Audit Committee has reviewed and discussed the audited financial statements with management;

          (2) the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented; and

          (3) the Audit Committee has received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the auditors the auditors' independence; (4) Based on the review and discussions referred to in items (1) through (3) above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB (17 CFR 249.310b) for the last fiscal year for filing with the Securities and Exchange Commission.

     F. LEGAL AND REGULATORY COMPLIANCE

     - Oversee the development, issuance, distribution and review of legal and regulatory compliance guidelines.

     - Monitor and review periodically the systems that management has established to implement the Company's compliance guidelines.

     - Oversee the development of processes for receiving and investigating reports of significant compliance violations.

     - Review, with Company counsel, legal compliance matters including corporate securities trading policies.

     G. QUALIFICATION

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of Company management and the independent auditor. Nor is it the duty or responsibility of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws or regulations.

                                                                         ANNEX B

                            POLARIS INDUSTRIES INC.

                             1995 STOCK OPTION PLAN

                              AMENDED AND RESTATED
                             AS OF JANUARY 18, 2001

1.  PURPOSE OF THE PLAN

     The purpose of the Polaris Industries Inc. 1995 Stock Option Plan (the "PLAN") is to promote the interest of Polaris Industries Inc. (the "COMPANY") and its subsidiaries (the "SUBSIDIARIES") by (i) attracting and retaining employees, consultants and independent contractors of outstanding ability, (ii) motivating employees, consultants and independent contractors, by means of performance-related incentives, to achieve longer-range performance goals and
(iii) enabling employees, consultants and independent contractors to participate in the long-term growth and financial success of the Company.

2.  ADMINISTRATION

     The Plan shall be administered by the Compensation Committee (the "COMMITTEE") of the Board of Directors of the Company (the "BOARD"). The Committee shall have the sole and absolute power, authority and discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations to further the purposes of the Plan, and to make all other determinations necessary for the administration of the Plan. All such actions by the Committee shall be final and binding. To the extent permitted by law, members of the Committee shall be indemnified and held harmless by the Company with respect to any loss, cost, liability or expense that may be reasonably incurred in connection with any claim, action, suit or proceeding which arises by reason of any act or omission under the Plan so long as such act or omission is taken in good faith and within the scope of the authority delegated herein.

3.  INCENTIVE AND NONQUALIFIED STOCK OPTIONS

     Awards under the Plan may be in the form of stock options ("OPTIONS") which qualify as "incentive stock options" ("INCENTIVE STOCK OPTIONS") within the meaning of Section 422 or any successor provision of the Internal Revenue Code of 1986, as amended (the "CODE"), or stock options which do not so qualify ("NONQUALIFIED STOCK OPTIONS"). Each award of an Option shall be designated in the applicable award agreement as an Incentive Stock Option or a Nonqualified Stock Option, as appropriate.

4.  SHARES SUBJECT TO THE PLAN

     Options in respect of an aggregate of up to 3,100,000 shares of the Common Stock of the Company, par value $.01 per share (the "COMMON STOCK"), shall be available for award under the Plan. In any calendar year during the term of this Plan, no employee shall be awarded Options in respect of more than 600,000 shares of Common Stock. No more than 3,100,000 shares of Common Stock may be issued pursuant to Incentive Stock Option awards. If any Option shall cease to be exercisable in whole or in part for any reason, the shares which were covered by such Option but as to which the Option had not been exercised shall again be available under the Plan. Shares issuable under the Plan shall be made available from authorized and unissued or previously issued and outstanding shares of Common Stock reacquired by the Company.

5.  PARTICIPANTS; OPTION AWARDS

     The Committee shall determine and designate from time to time those employees, consultants and independent contractors of the Company and the Subsidiaries who shall be awarded Options under the Plan and the number of shares of Common Stock to be covered by each such Option. Incentive Stock Options may be awarded only to individuals who, on the date of grant, are employees of the Company or any of its Subsidiaries. In making its determinations, the Committee shall take into account the present and potential contributions of the respective employees, consultants and independent contractors to the success of the

Company and the Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. Each Option award shall be evidenced by an award agreement in such form as the Committee shall approve from time to time.

6.  FAIR MARKET VALUE

     For all purposes under the Plan, the term "FAIR MARKET VALUE" shall mean, as of any applicable date: (i) if the Common Stock is listed on a national securities exchange or is authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the Common Stock on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale; or (ii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the closing bid price as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported; or (iii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ, the last reported bid price published in the "pink sheets" or displayed on the NASD Electronic Bulletin Board, as the case may be; or (iv) if the Common Stock is not listed for trading on a national securities exchange, or is not authorized for quotation on NASDAQ/NMS or NASDAQ, or is not published in the "pink sheets" or displayed on the NASD Electronic Bulletin Board, the Fair Market Value of the Common Stock as determined in good faith by the Committee.

7.  EXERCISE PRICE

     Options shall be granted at an exercise price of not less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of grant; provided, however, that Incentive Stock Options granted to a participant who at the time of such grant owns (within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation (a "10% HOLDER") shall be granted at an exercise price of not less 110% of the Fair Market Value of the underlying shares of Common Stock on the date of grant.

8.  OPTION PERIOD

     The Committee shall determine the period or periods of time within which Options may be exercised by participants, in whole or in part, provided, however, that the term of an Option shall not exceed ten years from the date of grant; and provided further, however, that the term of an Incentive Stock Option granted to a 10% Holder shall not exceed five years from the date of grant.

9.  OTHER TERMS AND CONDITIONS

     The Committee shall have the discretion to determine terms and conditions, consistent with this Plan, that will be applicable to Options granted hereunder. Options granted to the same or different participants, or at the same or different times, need not contain similar provisions. The aggregate Fair Market Value (determined on the date of grant) of Common Stock with respect to which Incentive Stock Options granted to a participant become exercisable for the first time in any single calendar year shall not exceed $100,000. The Committee shall have the discretion to accelerate the exercise date of an Option whenever it decides, in its absolute discretion, that such action is in the best interests of the Company and is equitable to the participant.

10.  PAYMENT FOR COMMON STOCK

     Full payment for shares of Common Stock purchased upon the exercise of the Option shall be made at the time the Option is exercised in whole or in part. Payment of the purchase price shall be made in cash or in such other form as the Committee may approve in the applicable award agreement, including, without limitation, payment in accordance with a cashless exercise program under which, if so instructed by the participant, shares may be issued directed to the participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or by the delivery to the Company by the participant of (i) a full recourse promissory note containing such terms as the Committee may determine or (ii) shares of Common Stock that have been held by the participant for at least six months prior to exercise of the Option, valued at the Fair Market Value of such shares on the date of exercise; provided, however, that if payment is made pursuant to clause (i), the par value of the purchased shares shall be paid in cash. No shares of Common Stock shall be issued to the participant until such payment has been made, and a participant shall have none of the rights of a stockholder with respect to Options held except to the extent such Options have been exercised.

11.  TERMINATION OF OPTIONS

     Unless otherwise determined by the Committee and provided in the applicable award agreement or an amendment thereto, a participant shall be entitled to exercise the participant's Options, to the extent such Options were exercisable on the date of termination, for a period of (a) thirty (30) days (but not after the scheduled expiration date of such Options) following the date of termination of the participant's services for any reason other than the participant's disability (within the meaning of Section 22(e)(3) of the Internal Revenue
Code), death or retirement on or after his normal retirement age in accordance with the Company's retirement policy for officers and/or employees, as appropriate, and (b) one (1) year (but not after the scheduled expiration date of such Options) following the date of termination of services by reason of the participant's disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code), death or retirement on or after his normal retirement age in accordance with the Company's retirement policy for employees; provided, however, that an Incentive Stock Option shall not be exercisable more than three
(3) months after the participant's retirement.

12.  EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

     In the event of any subdivision or combination of the outstanding shares of Common Stock, stock dividend, recapitalization, reclassification of shares, sale, lease or transfer of substantially all of the assets of the Company, substantial distributions to stockholders, merger, consolidation or other corporate transactions which would result in a substantial dilution or enlargement of the rights or economic benefits inuring to participants hereunder, the Committee shall make such equitable adjustments as it may deem appropriate in the Plan and the outstanding Options, including, without limitation, any adjustment in the total number of shares of Common Stock which may thereafter be available under the Plan.

13.  NONASSIGNABILITY

     Options shall not be transferable other than by will or the laws of descent and distribution and are exercisable during participant's lifetime only by the participant.

14.  WITHHOLDING

     The Company shall have the right to deduct from all amounts paid to a participant in cash as salary, bonus or other compensation any taxes required by law to be withheld in respect of Options under this Plan. In the Committee's discretion, a participant may be permitted to elect to have withheld from the shares otherwise issuable to the participant upon exercise of an Option, or to tender to the Company, the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld.

15.  CONSTRUCTION OF THE PLAN

     The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Minnesota, other than the conflict of law provisions of such laws.

16.  AMENDMENT

     The Board may, by resolution, amend or revise the Plan, except that such action shall not be effective without stockholder approval if such stockholder approval is required to maintain the compliance of the Plan and/or awards granted hereunder with the deductibility limits of Section 162(m) of the Code. The Board may not alter or impair any Options previously granted under the Plan without the consent of the holders thereof, except in accordance with the provisions of Paragraph 12.

17.  EFFECTIVE DATE; TERMINATION OF PLAN

     The Plan shall become effective on the date on which it is adopted by the Board of Directors, subject to the approval of the Plan by the stockholders of the Company. The Plan shall terminate on the tenth (10th) anniversary of the effective date, unless it is sooner terminated by the Board. The Board may terminate the Plan at any time, in whole or in part, in its sole discretion. Termination of the Plan shall not affect Options previously granted under the Plan.

                                                                         ANNEX C

                            POLARIS INDUSTRIES INC.

                           1996 RESTRICTED STOCK PLAN

                              AMENDED AND RESTATED
                             AS OF JANUARY 18, 2001

ARTICLE I.  PURPOSE AND ADOPTION OF THE PLAN

     1.01 PURPOSE. The purpose of the Polaris Industries Inc. 1996 Restricted Stock Plan is to assist the Corporation and its subsidiaries in attracting, retaining and motivating selected key management employees, consultants and independent contractors who will contribute to the Corporation's success. The Plan is intended to link the remunerative benefits paid to eligible employees, consultants and independent contractors who have substantial responsibility for the successful operation, administration and management of the Corporation with the enhancement of shareholder value and to provide eligible employees, consultants and independent contractors with an opportunity to acquire a greater proprietary interest in the Corporation through the grant of restricted shares of Stock which, in accordance with the terms and conditions set forth below, will vest only if the participants meet the vesting criteria established by the Committee. Awards under the Plan will act as an incentive to participants to achieve long-term objectives which will inure to the benefit of all shareholders of the Corporation. The Plan authorizes awards intended to qualify as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, as well as awards that may not so qualify.

     1.02 ADOPTION AND EFFECTIVE DATE. The Plan was originally effective as of January 25, 1996, the date of its initial approval by the Board. The Plan was amended and restated by the Board as of January 18, 2001.

ARTICLE II.  DEFINITIONS

     For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

     2.01 AWARD AGREEMENT means a written agreement between the Corporation and a Participant specifically setting forth the terms and conditions of an award of Restricted Stock granted to a Participant pursuant to Article V of the Plan.

     2.02  BOARD means the Board of Directors of the Corporation.

     2.03 BUSINESS DAY means any day on which the New York Stock Exchange shall be open for trading.

     2.04 CAUSE means a determination by the Committee that a Participant has engaged in conduct that is dishonest or illegal, involves moral turpitude or jeopardizes the Corporation's right to operate its business in the manner in which it is now operated.

     2.05  CHANGE IN CONTROL means any of the events set forth below:

          (a) Any election has occurred of persons to the Board that causes at least one-half of the Board to consist of persons other than (x) persons who were members of the Board on January 1, 1996 and (y) persons who were nominated for election by the Board as members of the Board at a time when more than one-half of the members of the Board consisted of persons who were members of the Board on January 1, 1996; provided, however, that any person nominated for election by the Board at a time when at least one-half of the members of the Board were persons described in clauses (x) and/or
     (y) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (x) (persons described or deemed described in clauses (x) and/or (y) are referred to herein as "Incumbent Directors"); or

          (b) The acquisition in one or more transactions, other than from the Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Corporation Voting Securities equal to or greater than 35% of the Corporation Voting Securities unless such acquisition has been approved by the Incumbent Directors as an acquisition not constituting a Change in Control for purposes hereof; or

          (c) Any of the following: (x) a liquidation or dissolution of the Corporation; (y) a reorganization, merger or consolidation of the Corporation unless, following such reorganization, merger or consolidation,
     (A) the Corporation is the surviving entity resulting from such reorganization, merger or consolidation or (B) at least one-half of the Board of the entity resulting from such reorganization, merger or consolidation consists of Incumbent Directors; or (z) a sale or other disposition of all or substantially all of the assets of the Corporation unless, following such sale or disposition, at least one-half of the Board of the transferee consists of Incumbent Directors.

     2.06 COMMITTEE means the Compensation Committee of the Board or such other committee of the Board as the Board may designate.

     2.07 CORPORATION means Polaris Industries Inc., a Minnesota corporation, and its successors.

     2.08 CORPORATION VOTING SECURITIES means the combined voting power of all outstanding voting securities of the Corporation entitled to vote generally in the election of the Board.

     2.09 DATE OF GRANT means the date as of which an award of Restricted Stock is granted in accordance with Article V.

     2.10 DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Committee in its sole and absolute discretion.

     2.11  EFFECTIVE DATE means January 25, 1996.

     2.12  EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.
2.13 FAIR MARKET VALUE means, as of any given date, (i) if the Stock is listed on a national securities exchange or is authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the Stock on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale; or (ii) if the Stock is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the closing bid price as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported; or (iii) if the Stock is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ, the last reported bid price published in the "pink sheets" or displayed on the NASD Electronic Bulletin Board, as the case may be; or (iv) if the Stock is not listed for trading on a national securities exchange, or is not authorized for quotation on NASDAQ/NMS or NASDAQ, or is not published in the "pink sheets" or displayed on the NASD Electronic Bulletin Board, the Fair Market Value of the Stock as determined in good faith by the Committee.

     2.14  OUTSTANDING STOCK means, at any time, the issued and outstanding
Stock.

     2.15  PARTICIPANT means any person selected by the Committee, pursuant to
Section 3.02, to participate under the Plan.

     2.16 PLAN means the Polaris Industries Inc. 1996 Restricted Stock Plan, as the same may be amended from time to time.

     2.17 RESTRICTED STOCK means shares of Stock awarded to a Participant subject to restrictions as described in Article V.

     2.18 STOCK means the common stock, par value $0.01 per share, of the Corporation.

ARTICLE III.  ADMINISTRATION AND PARTICIPATION

     3.01 ADMINISTRATION. The Plan shall be administered by the Committee which shall have exclusive and final authority and discretion in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute authority and discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select, in accordance with Section 3.02, the persons who will be Participants hereunder, to impose, in accordance with Section 5.01, such conditions and restrictions as it determines appropriate and to take such other actions and makes such other determinations in connection with the Plan as it may deem necessary or advisable.

     3.02 DESIGNATION OF PARTICIPANTS. Participants in the Plan shall be such employees, consultants and independent contractors of the Corporation and its subsidiaries as the Committee, in its sole discretion, may designate. The Committee's designation of a Participant with respect to any calendar year shall not require the Committee to designate such person as a Participant with respect to any other calendar year. The Committee shall consider such factors as it deems pertinent in selecting Participants.

ARTICLE IV.  STOCK ISSUABLE UNDER THE PLAN

     4.01 NUMBER OF SHARES OF STOCK ISSUABLE. Subject to adjustments as provided in Section 6.03, the maximum number of shares of Stock available for issuance under the Plan shall be 1,050,000. The Stock to be offered under the Plan shall be authorized and unissued Stock, or Stock which shall have been reacquired by the Corporation and held in its treasury. In any calendar year, no Participant shall receive awards in excess of 250,000 shares of Stock, subject to adjustment as provided in Section 6.03.

     4.02 SHARES SUBJECT TO TERMINATED AWARDS. Shares of Stock forfeited as provided in Section 5.02 may again be issued under the Plan.

ARTICLE V.  RESTRICTED STOCK

     5.01 RESTRICTED STOCK AWARDS. The Committee may grant to any Participant an award of Restricted Stock in respect of such number of shares of Stock, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise), as the Committee shall determine in its sole discretion. The terms of all such Restricted Stock awards shall be set forth in an Award Agreement between the Corporation and the Participant which shall contain such provisions, not inconsistent with this Plan, as shall be determined by the Committee.

     (a) ISSUANCE OF RESTRICTED STOCK. As soon as practicable after the Date of Grant of Restricted Stock, the Corporation shall cause to be transferred on the books of the Corporation shares of Stock, registered on behalf of the Participant, evidencing such Restricted Stock, but subject to forfeiture to the Corporation retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Corporation with respect to the Restricted Stock is not duly executed by the Participant and timely returned to the Corporation. Unless the Committee determines otherwise, until the lapse or release of all restrictions applicable to an award of Restricted Stock (i) the stock certificates representing such Restricted Stock shall be held in custody by the Corporation or its designee, (ii) such certificates shall be deemed not delivered to the Participant and (iii) no Participant shall have any interest with respect to such Restricted Stock except as expressly provided herein or in the applicable Award Agreement.

     (b) SHAREHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Stock and subject to execution of the Award Agreement as provided in Section 5.01(a), the Participant shall become a shareholder of the Corporation with respect to all Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Stock and, unless the

Committee provides otherwise in the applicable Award Agreement, the right to receive dividends and other distributions paid with respect to such Stock; provided, however, that, if the Committee provides in the applicable Award Agreement that the Participant shall be entitled to receive any Stock distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed, such Stock shall be subject to the same restrictions as such Restricted Stock and shall be held as prescribed in Section 5.01(a).

     (c) RESTRICTION ON TRANSFERABILITY. None of the Restricted Stock may be assigned, transferred (other than by will or the laws of descent and distribution), pledged, sold or otherwise disposed of prior to lapse or release of the restrictions applicable thereto.

     (d) DELIVERY OF STOCK UPON RELEASE OF RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture, and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Stock shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
Section 6.02, the Corporation shall deliver to the Participant or, in case of the Participant's death, to the Participant's legal representatives, one or more stock certificates for the appropriate number of shares of Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     5.02  TERMS OF RESTRICTED STOCK.

     (a) FORFEITURE OF RESTRICTED STOCK. Subject to Section 5.02(b) and the last sentence of this Section 5.02(a), all Restricted Stock shall be forfeited and returned to the Corporation and all rights of the Participant with respect to such Restricted Stock shall cease and terminate in their entirety if during the forfeiture period the service of the Participant with the Corporation and its affiliates terminates for any reason or any other vesting conditions applicable to such Restricted Stock are not met or such Restricted Stock is forfeited in accordance with its terms. The Committee, in its sole discretion, shall establish the forfeiture period for each grant of Restricted Stock, and may provide for the forfeiture period to lapse in installments. Notwithstanding the foregoing, unless the Committee provides otherwise in the applicable Award Agreement, in the event of the discharge by the Corporation or an affiliate of a Participant without Cause or termination of a Participant's service by reason of death, Disability or retirement pursuant to the retirement policy of the Corporation or an affiliate, all forfeiture restrictions imposed on Restricted Stock shall immediately and fully lapse. Upon the occurrence of a Change in Control, all forfeiture restrictions imposed on Restricted Stock shall immediately and fully lapse.

     (b) WAIVER OF FORFEITURE PERIOD. Notwithstanding anything contained in this Article V to the contrary, the Committee may, in its sole discretion, waive the forfeiture conditions set forth in any Award Agreement under appropriate circumstances and subject to such terms and conditions (including forfeiture of a proportionate number of the shares of Restricted Stock) as the Committee may deem appropriate, provided that the Participant shall at that time have completed at least one year of service after the Date of Grant.

ARTICLE VI.  MISCELLANEOUS

     6.01 LIMITATIONS ON TRANSFER. The rights and interest of a Participant under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. During the lifetime of a Participant, only the Participant personally may exercise rights under the Plan.

     6.02 TAXES. The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Stock issuable under this Plan, or with respect to any income recognized upon the lapse of restrictions applicable to Restricted Stock, and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. The Committee shall prescribe in each Award Agreement one or more methods by which the Participant will be permitted to satisfy his or her tax withholding obligation, which methods may include, without limitation, the payment of cash by the Participant to the Corporation and the tendering of previously acquired shares of Stock of the Participant, or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Committee shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to tender Stock or to have Stock withheld to meet such tax withholding obligations.

     6.03 ADJUSTMENTS TO REFLECT CAPITAL CHANGES. The amount and kind of Stock available for issuance under the Plan and the limit on the number of shares of Stock in respect of which awards may be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan. The Committee shall have the power and sole discretion to determine the nature and amount of the adjustment, if any, to be made pursuant to this Section 6.03.

     6.04 NO RIGHT TO AWARD; NO RIGHT TO CONTINUED SERVICE. No person shall have any claim of right to be permitted to participate or be granted an award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Corporation.

     6.05 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Corporation, except as may be provided under the terms of such plans or determined by resolution of the Board.

     6.06 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Minnesota other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

     6.07 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Corporation, the Committee, or any other person in the interpretation of any of the terms of the Plan, any award granted under the Plan or any rule or procedure established by the Committee.

     6.08 CAPTIONS. The captions (i.e., all Section and subsection headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

     6.09 SEVERABILITY. Whenever possible, each provision in the Plan and every Award Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and
(b) all other provisions of the Plan and every Award Agreement shall remain in full force and effect.

     6.10 LEGENDS. All certificates for Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be endorsed on any such certificates making appropriate references to such restrictions.

     6.11  AMENDMENT AND TERMINATION.

     (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate. No termination or amendment of the Plan may, without the consent of the Participant to whom any award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such award; provided, however, that the Committee may, in its sole discretion, make such provision in the Award Agreement for amendments which, in its sole discretion, it deems appropriate.

     (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. Unless sooner terminated by action of the Board, the Plan shall automatically terminate, without further action of the Board or the Corporation's shareholders, on the tenth anniversary of the Effective Date. No award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any award outstanding at the time of the termination of the Plan shall continue in effect in accordance with its terms as if the Plan has not terminated.

                            POLARIS INDUSTRIES INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                             THURSDAY, MAY 3, 2001
                                    9:00 AM
                             CORPORATE HEADQUARTERS
                                2100 HIGHWAY 55
                                MEDINA, MN 55340

/ LOGO /  POLARIS INDUSTRIES INC.
          2100 HIGHWAY 55, MEDINA, MN 55340                               PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 3, 2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

The undersigned hereby appoints Thomas C. Tiller and Michael W. Malone, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes such Proxies to represent and to vote, as designated below, all the shares of Common Stock, $.01 par value of Polaris Industries Inc. held of record by the undersigned on March 13, 2001 at the Annual Meeting of Shareholders to be held on May 3, 2001, or any postponements or adjournments thereof.

                      See reverse for voting instructions.

                                                                                     --------------------------------------------
                                                                                      COMPANY #
                                                                                      CONTROL #
                                                                                     --------------------------------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND
RETURNED YOUR PROXY CARD.


VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on
  Wednesday May 2, 2001.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

- Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/PII/ -- QUICK *** EASY *** IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 2, 2001.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to
POLARIS INDUSTRIES INC., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


                       IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                                          \/ Please detach here \/


                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, AND 4

1. ELECTION OF THREE       01 Andris A. Baltins        03 J. Richard Stonesifer    /  / Vote FOR              /  / Vote WITHHELD
   DIRECTORS FOR THREE     02 Thomas C. Tiller                                          all nominees               from all nominees
   YEAR TERMS ENDING                                                                    (except as marked)
   IN 2004:

2. ELECTION OF TWO         04 William E. Fruhan, Jr.   05 R. M. (Mark) Schreck
   DIRECTORS FOR ONE
   YEAR TERMS ENDING
   IN 2002:

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,        ----------------------------------------------------
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                              ----------------------------------------------------

3. To approve amendments to the Polaris Industries Inc. 1995 Stock
   Option Plan.                                                                / / For        / / Against        / / Abstain

4. To approve amendments to the Polaris Industries Inc. 1996 Restricted
   Stock Plan.                                                                / / For        / / Against        / / Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO
DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                                  ---


Address Change? Mark Box  /  /    Indicate changes below:                        Date
                                                                                      ---------------------------



                                                                              -----------------------------------------------------


                                                                              -----------------------------------------------------

                                                                              Signature(s) in Box
                                                                              Please sign exactly as your name(s) appears on Proxy.
                                                                              If held in joint tenancy, all persons must sign.
                                                                              Trustees, administrators, etc., should include title
                                                                              and authority. Corporations should provide full name
                                                                              of corporation and title of authorized officer signing
                                                                              the proxy.  If a partnership, please sign in
                                                                              partnership name by authorized person.
